================================================================================

                               UC INVESTMENT TRUST

                               UC INVESTMENT FUND


                                  ANNUAL REPORT
                                  May 31, 2000


      INVESTMENT ADVISER                                  ADMINISTRATOR
      ------------------                                  -------------
UNITED MANAGEMENT COMPANY, LLC                    INTEGRATED FUND SERVICES, INC.
         P.O. Box 1280                                    P.O. Box 5354
     1005 Glenway Avenue                           Cincinnati, Ohio 45201-5354
 Bristol, Virginia 24203-1280                            1.877.823.8637

================================================================================

                  LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND

The UC Investment Fund (the Fund) closed its fiscal year on May 31, 2000. Launched June 29, 1998, the Fund has grown to a market valuation of $47.2 million, with 361 shareholders and a net asset value of $12.91 on May 31, 2000. We are very gratified by your confidence, as evidenced by the volume of Fund shares purchased.

The enclosed report covers the period of June 1, 1999, to May 31, 2000. The Fund continued its trend of growth for the fiscal year. Significant developments during the period include:

     o Net asset value - The Fund had a NAV of $10.45 per share on June 1, 1999. On May 31, 2000, the NAV was $12.91. As of July 25, the NAV was $13.28.
     o Distributions - The Fund distributed capital gains and income dividends totaling $.034 per share from June 1, 1999, to May 31, 2000.
     o Continued asset growth - The net assets of the Fund have increased from $33.3 million on June 1, 1999, to $47.2 million on May 31, 2000. As of July 25, the net assets in the Fund were in excess of $49 million.
     o Performance - The Fund's average annual return was 22.94% as of May 31, 2000, compared to the S&P 500 return of 10.49% for the same time period.

Since inception, the total return of the Fund is 30.18%, versus 27.98% for the S&P 500 Index as of the close of the Fund's fiscal year on May 31, 2000.

For the 12-month period ending June 30, 2000, the UC Investment Fund's average annual return was 19.73%, compared to 7.25% for the S&P 500. According to the Quarterly Review of Mutual Funds in The Wall Street Journal (July 10, 2000), the UC Investment Fund ranked #7 out of the 478 Multi-Cap Value Funds for the 12-month period ending June 30, 2000.

In the second quarter of 2000, the UC Investment Fund reports a return of 2.88%, compared to a loss of 2.65% for the S&P 500. Since its inception on June 29, 1998, the Fund has had a total return of 33.4%, compared to the S&P 500, which had a total return of 31.13% through June 30, 2000.

OUR INVESTMENT APPROACH AND MANAGEMENT PHILOSOPHY
-------------------------------------------------

Our investment strategy remains intact. THERE HAVE BEEN NO CHANGES. We created the Fund as a strong financial option for long-term investors. News headlines are filled with stories of individuals who made phenomenal rates of return; the headlines do not highlight the people who lost millions speculating. Our philosophy is based on a strategy built upon research and a long-term perspective.

We believe that domestic equity investments still provide the greatest potential for substantial and superior returns over the long term. Our fundamental approach is to give very careful attention to the analysis and selection of companies that meet a set of highly selective criteria. We do not, as a matter of policy, engage in short-term trading. Rather, we seek to retain investment positions in companies that possess the qualities necessary to grow earnings, profitability and cash flow over the business cycle - especially over the long term.

LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND                           PAGE 2

We constantly review the changing forces in the national and international economic scene as well as developments in a given industry or sector of the economy in order to anticipate the possible impact on our holdings.

FINANCIAL MARKETS
-----------------

The recent volatility and sharp sell off, particularly in the Nasdaq and high-tech sectors, have come as a shock to some investors, but it should be noted that many investors understood that these sectors simply could not continue the climb without interruption.

Most "high volatility" periods in the past have been associated with some major event such as uncertainty of war, recession, or the start of a bull or bear market. We believe the current volatility is due to the extreme valuations that were in the market. The stratospheric rise could not continue. As history proves to us, the market does employ self-corrective measures to reduce speculative excesses. Despite the headaches of going through these corrections and the distasteful interest rate increases, it creates a stronger foundation for future moves in the market.

SOME FAVORITES
--------------

The Fund's portfolio continues to be concentrated in three primary sectors: technology, financials, and healthcare. These sectors continue to screen well in our top-down investment analysis. Our largest sector holding is technology. We think "big cap" technology companies will benefit from the rapid evolution and expanded application of technology in business and home. Our emphasis on "big cap" names provides a more conservative approach to technology investing, since those companies typically have a broader product array and stronger financial position.

During this period of rising interest rates, the financial services companies have found earnings to be under pressure and earnings estimates to be under review. With the rare exception, the stocks of financial services companies have also been under pressure. Nonetheless, we remain optimistic about the long-term prospects for this sector. We think demographic factors, competitive industry environment and consolidation will provide above-average long-term returns for specific companies in this sector.

Our investment in the healthcare sector is concentrated in the pharmaceutical group. Demographics, the increasing prescription of drug therapy and significant research developments led to our enthusiasm for this group. While we have been somewhat concerned about election year rhetoric regarding drug prices, our confidence remains in companies that have significant earnings potential with new or revitalized drugs.

King Pharmaceuticals, the largest single holding of the Fund, is a Bristol, Tennessee-based specialty pharmaceutical company. The King investment is an earnings story driven by the hypertension drug Altace. When King acquired the U.S. rights to Altace from Aventis in 1998, annual revenues were roughly $90 million. Benefiting from the Hearst Outcome Prevention Evaluation trial and a co-marketing agreement with American Home Products, Altace revenues are projected to grow to $400 million or more annually. This should help sustain a 25% earnings per share growth rate for King over the next several years.

Several of our largest holdings include technology heavyweights such as Oracle Corp., Cisco Systems, and Intel. Each of these companies remains a leader in its respective field. We like Oracle's leadership position in database software and e-commerce applications. Cisco continues to set the pace in networking

LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND                           PAGE 3

and telecommunication equipment and Intel clearly dominates the semiconductor market for personal computers. While the valuations of these stocks give us reason to be cautious, we remain optimistic because of the earnings growth prospects.

Our largest single holding in the financial services sector is Citigroup. This global multi-line financial services provider continues to execute its strategy effectively. We remain encouraged by Citigroup's earnings growth potential as it takes advantage of its competitive advantage in the financial services marketplace.

As we continually review our investments and search for new ones, we will focus on earnings and cash flow growth as our main factors in determining value.

IN CLOSING
----------

We continue to caution about having a short-term horizon. Our investment perspective remains long-term.

It is expected that the economy will continue to grow at a slower pace in 2000 while unemployment remains low. The economy remains on sound footing. There are opportunities in well-run companies poised to benefit from the explosion in information processing and telecommunications. Others will benefit from demographic changes. Yet others offer a "safe harbor" in the event of an economic downturn.

The market correction that has recently taken place, especially in the Nasdaq issues, has cleared the air and removed the momentum that certainly was leading to excessive valuations. This may yield more sensible expectations that in turn would enable the Federal Reserve to move more slowly in any rate increases. It is our conviction that the Federal Reserve will be very cautious about any moves that might stifle the best economic performance in U.S. history. The two critical concerns that will dominate our thinking for the balance of the year will be the moves made by the Federal Reserve, and the trend of earnings throughout the year. Our investment approach suggests that growth is still important, but is should be "growth at a reasonable price." Investments are discovered through careful analysis and selection, coupled with the patience to allow an excellent company to grow earnings at a steady and sustainable pace. Strong, well-positioned firms are able to weather short-term fluctuations and provide the greatest long-term value. We will continue to seek these companies and hold them.

Your Fund's trustees, managers, officers, and employees have committed substantial investment dollars to the Fund and are shareholders with you. The only way we can be successful is if you are successful. Thank you for investing with us.

Faithfully yours,

Lois A. Clarke
President and Managing Director

--------------------------------------------------------------------------------
  Comparison of the Change in Value since June 29, 1998 of a $10,000 Investment in the UC Investment Fund and the Standard & Poor's 500 Index

[GRAPHIC OMITTED]

                                             5/31/00
                                             -------
UC Investment Fund                           $13,340
S&P 500 Index                                $13,113

                         ------------------------------
                               UC Investment Fund
                           Average Annual Total Return

                         One Year      Since Inception*
                          22.94%            14.70%
                         ------------------------------

           Past performance is not predictive of future performance.

            *Initial public offering of shares was June 29, 1998.

UC INVESTMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2000
================================================================================
ASSETS
Investment securities:
    At acquisition cost                                             $ 36,934,501
                                                                    ============
    At market value (Note 1)                                        $ 46,784,026
Dividends receivable                                                      76,199
Receivable for investment securities sold                                766,775
Receivable for capital shares sold                                         3,400
Organization costs, net (Note 1)                                          52,138
Other assets                                                               3,106
                                                                    ------------
    TOTAL ASSETS                                                      47,685,644
                                                                    ------------
LIABILITIES
Payable to Adviser (Note 3)                                               39,425
Payable to Administrator (Note 3)                                          8,870
Payable for investment securities purchased                              419,125
Other accrued expenses and liabilities                                    20,181
                                                                    ------------
    TOTAL LIABILITIES                                                    487,601
                                                                    ------------

NET ASSETS                                                          $ 47,198,043
                                                                    ============
Net assets consist of:
Paid-in capital                                                       37,072,049
Undistributed net investment income                                       11,992
Accumulated net realized gains from security transactions                264,477
Net unrealized appreciation on investments                             9,849,525
                                                                    ------------
Net assets                                                          $ 47,198,043
                                                                    ============
Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)                         3,657,270
                                                                    ============
Net asset value, offering price and redemption
    price per share (Note 1)                                        $      12.91
                                                                    ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
===========================================================================================
                                                                   Year           Period
                                                                  Ended           Ended
                                                                  May 31,         May 31,
                                                                   2000          1999 (a)
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
    Net investment income                                     $     13,476     $    156,440
    Net realized gains from security transactions                  292,636           91,119
    Net change in unrealized appreciation/depreciation
       on investments                                            7,895,317        1,954,208
                                                              ------------     ------------
Net increase in net assets from operations                       8,201,429        2,201,767
                                                              ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                     (79,468)         (78,456)
    From net realized gains from security transactions             (38,658)         (80,620)
                                                              ------------     ------------
Decrease in net assets from distributions to shareholders         (118,126)        (159,076)
                                                              ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares sold                                    8,631,288       33,333,524
    Net asset value of shares issued in reinvestment of
       distributions to shareholders                               112,987          152,387
    Payments for shares redeemed                                (2,897,504)      (2,360,633)
                                                              ------------     ------------
Net increase in net assets from capital share transactions       5,846,771       31,125,278
                                                              ------------     ------------

TOTAL INCREASE IN NET ASSETS                                    13,930,074       33,167,969

NET ASSETS:
    Beginning of period (Note 1)                                33,267,969          100,000
                                                              ------------     ------------
    End of period                                             $ 47,198,043     $ 33,267,969
                                                              ============     ============

UNDISTRIBUTED NET INVESTMENT INCOME                           $     11,992     $     77,984
                                                              ============     ============
CAPITAL SHARE ACTIVITY:
    Shares sold                                                    735,958        3,363,134
    Shares reinvested                                                9,017           14,499
    Shares redeemed                                               (248,243)        (227,095)
                                                              ------------     ------------
    Net increase in shares outstanding                             496,732        3,150,538
    Shares outstanding, beginning of period (Note 1)             3,160,538           10,000
                                                              ------------     ------------
    Shares outstanding, end of period                            3,657,270        3,160,538
                                                              ============     ============

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2000
================================================================================
INVESTMENT INCOME
    Dividends                                                       $    624,752
                                                                    ------------
EXPENSES
    Investment advisory fees (Note 3)                                    407,518
    Administration fees (Note 3)                                          57,151
    Accounting services fees (Note 3)                                     24,000
    Trustees' fees and expenses                                           20,578
    Transfer agent fees (Note 3)                                          18,000
    Amortization of organization costs (Note 1)                           16,910
    Professional fees                                                     15,451
    Custodian fees                                                        14,739
    Registration fees                                                      9,634
    Postage and supplies                                                   7,864
    Printing of shareholder reports                                        4,923
    Distribution fees                                                      3,329
    Other expenses                                                        11,179
                                                                    ------------
         TOTAL EXPENSES                                                  611,276
                                                                    ------------

NET INVESTMENT INCOME                                                     13,476
                                                                    ------------
REALIZED AND UNREALIZED GAINS ON
    INVESTMENTS
    Net realized gains from security transactions                        292,636
    Net change in unrealized appreciation/
         depreciation on investments                                   7,895,317
                                                                    ------------
NET REALIZED AND UNREALIZED
    GAINS ON INVESTMENTS                                               8,187,953
                                                                    ------------
NET INCREASE IN NET ASSETS FROM
    OPERATIONS                                                      $  8,201,429
                                                                    ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
FINANCIAL HIGHLIGHTS
==================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
----------------------------------------------------------------------------------
                                                           YEAR           PERIOD
                                                           ENDED           ENDED
                                                          MAY 31,         MAY 31,
                                                           2000          1999 (A)
----------------------------------------------------------------------------------
Net asset value at beginning of period                  $    10.53      $    10.00
                                                        ----------      ----------
Income from investment operations:
    Net investment income                                       --            0.05
    Net realized and unrealized gains on investments          2.41            0.54
                                                        ----------      ----------
Total from investment operations                              2.41            0.59
                                                        ----------      ----------

Less distributions:
    Dividends from net investment income                     (0.02)          (0.03)
    Distributions from net realized gains                    (0.01)          (0.03)
                                                        ----------      ----------
Total distributions                                          (0.03)          (0.06)
                                                        ----------      ----------

Net asset value at end of period                        $    12.91      $    10.53
                                                        ==========      ==========

Total return                                                22.94%           5.89%(b)
                                                        ==========      ==========
RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's)                     $   47,198      $   33,268
                                                        ==========      ==========

Ratio of net expenses to average net assets                  1.50%           1.81%(c)

Ratio of net investment income to average net assets         0.03%           0.64%(c)

Portfolio turnover rate                                        61%             67%(c)

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2000
================================================================================
                                                                         MARKET
COMMON STOCKS  ---  93.4%                             SHARES/PAR         VALUE
                                                                           ($)
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE  ---  1.1%
Raytheon Company - Class B                               20,000          468,750
                                                                     -----------
BASIC MATERIALS  ---  0.7%
Birmingham Steel Corp.                                   90,800          351,850
                                                                     -----------
CAPITAL GOODS  ---  4.7%
General Electric Co.                                     42,000        2,210,250
                                                                     -----------
CONSUMER PRODUCTS  ---  3.2%
Archer-Daniels-Midland Co.                               20,000          238,750
CVS Corp.                                                 9,000          391,500
Ford Motor Co.                                            5,000          242,812
PepsiCo, Inc.                                            16,000          651,000
                                                                     -----------
                                                                       1,524,062
                                                                     -----------
DEPOSITARY RECEIPTS  ---  2.7%
Standard & Poor's 500 Depositary Receipt                  9,000        1,282,500
                                                                     -----------
ELECTRIC UTILITIES  ---  4.6%
Ameren Corp.                                             10,000          366,875
El Paso Electric Co. *                                   25,000          296,875
FirstEnergy Corp.                                        15,000          376,875
FPL Group, Inc.                                          23,000        1,138,500
                                                                     -----------
                                                                       2,179,125
                                                                     -----------
FINANCIAL & INSURANCE  ---  20.0%
AmSouth Bancorp                                          30,000          541,875
AXA Financial, Inc.                                      32,000        1,246,000
Bank Of America Corp.                                    14,000          777,875
Bank One Corp.                                           15,000          495,938
Citigroup, Inc.                                          29,000        1,803,438
First Tennessee National Corp.                           24,000          492,000
First Union Corp.                                        20,000          703,750
FleetBoston Financial Corp.                              17,000          642,812
PNC Financial Services Group                             10,000          503,750
Union Planters Corp.                                     10,000          312,500
UnumProvident Corp.                                      35,000          794,062
Wells Fargo & Co.                                        25,000        1,131,250
                                                                     -----------
                                                                       9,445,250
                                                                     -----------
HEALTH CARE  ---  11.9%
Bristol-Myers Squibb Co.                                  7,000          385,438
Johnson & Johnson                                        15,000        1,342,500
King Pharmaceuticals, Inc. *                             70,000        3,745,000
Merck & Co., Inc.                                         2,000          149,250
                                                                     -----------
                                                                       5,622,188
                                                                     -----------
PRIVATE PLACEMENT (A)  ---  2.1%
Ecampus.Com, Inc. *                                     256,410        1,000,000
                                                                     -----------

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2000
================================================================================
                                                                         MARKET
COMMON STOCKS  ---  93.4%                             SHARES/PAR         VALUE
                                                                           ($)
--------------------------------------------------------------------------------
PUBLISHING - NEWSPAPERS  ---  1.1%
Knight-Ridder, Inc.                                      10,000          530,000
                                                                     -----------
TECHNOLOGY  ---  33.0%
America Online, Inc. *                                   22,000        1,166,000
Cisco Systems, Inc. *                                    40,000        2,280,000
Compaq Computer Corp.                                    53,000        1,391,250
Intel Corp.                                              19,000        2,367,875
International Business Machines Corp.                    14,000        1,502,375
Lucent Technologies, Inc.                                25,000        1,434,375
Microsoft Corp. *                                        24,000        1,501,500
Oracle Corp. *                                           55,000        3,953,125
                                                                     -----------
                                                                      15,596,500
                                                                     -----------
TELECOMMUNICATIONS  ---  7.5%
AT&T Corp.                                               20,000          693,750
Motorola, Inc.                                            3,000          281,250
Sprint Corp.                                             12,000          726,000
Telefonaktiebolaget LM Ericsson AB - ADR                 25,000          512,500
WorldCom, Inc. *                                         35,000        1,316,875
                                                                     -----------
                                                                       3,530,375
                                                                     -----------
TRANSPORTATION  ---  0.8%
Norfolk Southern Corporation                             20,000          356,250
                                                                     -----------

TOTAL COMMON STOCKS ---  (COST $34,247,575)                           44,097,100
                                                                     -----------
PREFERRED STOCK  ---  1.1%
Interact Electronic Marketing, Inc. (Cost $500,000)       5,000          500,000
                                                                     -----------
CASH EQUIVALENTS  ---  4.6%
Fifth Third U.S. Treasury Money Market Fund
   (Cost $2,186,926)                                  2,186,926        2,186,926
                                                                     -----------
TOTAL INVESTMENT SECURITIES --- 99.1%
   (COST $36,934,501)                                                 46,784,026

OTHER ASSETS IN EXCESS OF LIABILITIES --- 0.9%                           414,017
                                                                     -----------

NET ASSETS --- 100.0%                                                 47,198,043
                                                                     ===========
* Non-income producing security.

ADR - American Depositary Receipt.

(A) Valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Trustees.

See accompanying notes to financial statements.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The UC Investment Fund (the Fund) is a no-load, diversified series of the UC Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on February 27, 1998. The Fund was capitalized on May 21, 1998 when United Management Company, LLC (the Adviser) purchased the initial 10,000 shares of the Fund at $10.00 per share. The initial public offering of shares of the Fund commenced on June 29, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the five year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
================================================================================

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $37,058,846 as of May 31, 2000, the Fund had net unrealized appreciation of $9,725,180, consisting of $12,012,880 of gross unrealized appreciation and $2,287,700 of gross unrealized depreciation. The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepting accounting principles.

2.   INVESTMENT TRANSACTIONS

During the year ended May 31, 2000, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $27,784,156 and $23,396,203, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Trust is also Chairman and Chief Executive Officer of the Adviser. The President of the Trust is also President and a Director of the Adviser. The Vice President of the Trust is also an employee of the Adviser. Certain other officers of the Trust are also officers of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2000
================================================================================

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $25 million; 0.125% on such net assets between $25 million and $50 million; and 0.10% on such net assets in excess of $50 million, subject to a $1,000 minimum monthly fee.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses IFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses IFS for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser or the Distributor for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred $3,329 in distribution expenses under the Plan during the year ended May 31, 2000.

4.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 27, 1999, the Fund declared and paid a short-term capital gain distribution of $38,658 or $0.0112 per share. In January of 2000, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the capital gain distributions paid during the calendar year 1999.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of UC Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of UC Investment Fund (the "Fund") as of May 31, 2000, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 29, 1998 (commencement of operations) through May 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements  based on our  audit.  We  conducted  our  audits of these  financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation and verification by examination of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Columbus, Ohio
July 25, 2000